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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                          ----------------------------

                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 17, 2004



                              VORNADO REALTY TRUST
                              --------------------
               (Exact Name of Registrant as Specified in Charter)



    Maryland                    No. 001-11954              No. 22-1657560
----------------                -------------              --------------
(State or Other                  (Commission               (IRS Employer
Jurisdiction of                  File Number)              Identification
 Incorporation)                                                 No.)




           888 Seventh Avenue
           New York, New York                                  10019
----------------------------------------                    -----------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (212) 894-7000
                                                    --------------

        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01.  Other Events.

On August 17, 2004, Vornado Realty Trust and Vornado Realty L.P. entered into an underwriting agreement with Bear, Stearns & Co. Inc., as the Underwriter named therein, relating to the issuance and sale by Vornado Realty Trust of an aggregate of 3 million 7.00% Series E Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, no par value (the "Series E Preferred Shares"), of Vornado Realty Trust for an aggregate purchase price of approximately $72.64 million. Vornado Realty Trust granted the underwriter an option, exercisable for 30 days after August 17, 2004, to purchase up to 450,000 additional Series E Preferred Shares, solely to cover over-allotments. The issuance and sale of the Series E Preferred Shares was consummated on August 20, 2004. Expenses payable by Vornado Realty Trust in connection with the offering of the Series E Preferred Shares are estimated at approximately $300,000.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

 (c)     Exhibits.

         The following documents are filed as Exhibits to this report:

         1.1 Underwriting Agreement, dated August 17, 2004, among Vornado Realty Trust, Vornado Realty L.P. and Bear, Stearns & Co. Inc.

         3.1 Articles Supplementary to Declaration of Trust with respect to 7.00% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest (incorporated by reference to Exhibit 3.27 of Vornado Realty Trust's Registration Statement on Form 8-A (File No. 001-11954), filed on August 20, 2004).

         99.1  Press Release, dated August 18, 2004.

                                      -2-




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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    VORNADO REALTY TRUST
                                    (Registrant)





                                    By:  /s/ Joseph Macnow
                                        ----------------------------------------
                                    Name:   Joseph Macnow
                                    Title:  Executive Vice President -
                                            Finance and Administration
                                            and Chief Financial Officer

Date:  August 20, 2004




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                                  EXHIBIT INDEX

1.1 Underwriting Agreement, dated August 17, 2004, among Vornado Realty Trust, Vornado Realty L.P. and Bear, Stearns & Co. Inc.
3.1 Articles Supplementary to Declaration of Trust with respect to 7.00% Series E Cumulative Redeemable Preferred Shares of Beneficial Interest (incorporated by reference to Exhibit 3.27 of Vornado Realty Trust's Registration Statement on Form 8-A (File No. 001-11954), filed on
     August 20, 2004).
99.1 Press Release, dated August 18, 2004.